SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 2004


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-25148                  11-2974651
          --------                      -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


425B Oser Avenue, Hauppauge, New York                                   11788
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.           Change of Registrant's Certifying Accountant

(a)  Previous Principal Independent Accountant and Auditors

     (i) On March 9, 2004, (i) the Audit Committee of the Board of Directors (the "Audit Committee") of Global Payment Technologies, Inc. (the "Company") decided not to retain KPMG LLP ("KPMG") as its independent accountant and auditor for the fiscal year ending September 30, 2004, and (ii) the Board of Directors of the Company ratified the action of the Audit Committee. On March 10, 2004, the Company dismissed KPMG as the Company's principal independent accountant and auditor.

     (ii) The report of KPMG on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor was the report modified as to audit scope or accounting principles, except that KPMG's report, dated December 29, 2003 (except as to Notes 1c and 9, which are as of January 13, 2004), contained an explanatory paragraph related to the restatement of the Company's fiscal 2001 statement of cash flows.

     (iii)In connection with its audit for the fiscal years ended September 30, 2002 and 2003, and during the subsequent interim period through March 10, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of KPMG, would have caused KPMG to make reference to such disagreements in its reports on the consolidated financial statements for such years.


     (iv) None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K ("Regulation S-K") of the Securities and Exchange Commission occurred within the Company's fiscal years ended September 30, 2002 and 2003, or the subsequent interim period through March 10, 2004.



         KPMG has furnished the Company with a letter addressed to the SEC, which is attached hereto as an exhibit.


(b)  New Principal Independent Accountant and Auditors

         On March 10, 2004, the Audit Committee engaged Eisner LLP ("Eisner") as the Company's independent accountant and auditor for the fiscal year ending September 30, 2004. During the two most recent fiscal years and subsequent interim period through March 10, 2004, the Company did not consult with Eisner regarding (1) the application of accounting principles to a specified transaction, either completed or proposed,
         (2) the type of audit opinion that might be rendered on the Company's financial statements, or (3) any other matter that was the subject of a disagreement (as set forth in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as set forth in Item 304(a)(1)(v) of Regulation S-K).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Exhibits

          16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated March 16, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2004

                                   GLOBAL PAYMENT TECHNOLOGIES, INC.



                                   By: /S/Thomas McNeill
                                       -----------------------------------------
                                          Name: Thomas McNeill
                                          Title: Vice President, Chief Financial
                                                 Officer and Secretary

                                  Exhibit Index

        Exhibit No.        Description
        -----------        -----------
        16.1               Letter from KPMG LLP to the Securities and Exchange
                           Commission dated March 16, 2004